SENTIO HEALTHCARE PROPERTIES

2012 FALL UPDATE

RECENT DEVELOPMENTS

Increased Distribution Rate
Announced an increase in the annual distribution rate to 4.75% based on a $10.00 share price effective in the 4th Quarter

Portfolio Acquisition - Illinois and Texas
Joint Venture with JEA Senior Living-Four Memory Care Facilities
Illinois Properties: Springfield, Normal, Urbana
Texas Property: Bryan

CareMeridian Development Grand Opening
Littleton, CO; CareMeridian property opened in July 2012 and admitted its first patient

Refinancing
Completed the refinancing of Hedgcoxe Medical Office Building; 10 year loan with interest rate below 5%

Advisor Transition
Completed ahead of budget

Capital Development
Series of accretive transactions complete

LEADERSHIP

John Mark Ramsey
President/CEO,
Board Member

Sharon Kaiser
Chief Financial Officer

Scott Larche
Senior Vice President*

Kevin Thomas
Senior Vice President*

The Company leadership shares a combined 30 years of healthcare real estate experience. Key executives have had lead roles in transacting over $3.5 billion of healthcare real estate. These transactions are built through hands-on owner/operator experience in the healthcare industry. The breadth of experience has led to deep industry relationships which continue to yield exceptional operating partners and transaction quality.

**Positions held with Sentio Investments, LLC, Advisor to the REIT*


Hudson Creek

Hudson Creek - Bryan, Texas
Acquired August, 2012

WHERE WE ARE TODAY

- New brand. New leadership.
- Strong portfolio performance
- NAV: $9.02 – $9.67 (as of 9/30/2011)
- Efficient Company operations
- Enhanced portfolio debt
- Completed accretive investments

NEAR TERM OBJECTIVES

- Continue improving portfolio debt
- Continue deploying available capital
- Source competitive capital for future growth opportunities

TARGETED RESULTS

- Continued improvements in Company operations and distribution rate

189 S ORANGE AVE # 1700 | ORLANDO, FL 32801 | 407.999.7679
SENTIOHEALTHCAREPROPERTIES.COM

SENTIO HEALTHCARE PROPERTIES

COMPANY PORTFOLIO



Senior Housing - Private Pay (14)	
Caruth Haven Court	Highland Park, Texas
The Oaks Bradenton	Bradenton, Florida
Greentree at Westwood	Columbus, Indiana
Oakleaf Village at Lexington	Lexington, South Carolina
Oakleaf Village at Greenville	Greer, South Carolina
Terrace at Mountain Creek	Chattanooga, Tennessee
Carriage Court of Hilliard	Hilliard, Ohio
Spring Village at Floral Vale	Yardley, Pennsylvania
Forestview Manor	Meredith, New Hampshire
Woodland Terrace at the Oaks	Allentown, Pennsylvania
Amber Glen	Urbana, Illinois
Mill Creek	Springfield, Illinois
Sugar Creek	Normal, Illinois
Hudson Creek	Bryan, Texas
Senior Housing - Skilled Nursing (1)	
Mesa Vista Inn Health Center	San Antonio, Texas
Medical - MOB (2)	
Hedgcoxe Health Plaza	Plano, Texas
Physicians Centre MOB	Bryan, Texas
Medical - Specialty (3)	
Floyd Regional LTACH	Rome, Georgia
Baylor IRF	Dallas, Texas
CareMeridian Post-acute Rehab	Littleton, Colorado

PRODUCT MIX DIVERSIFICATION


15%
7%
7%
71%

As a percentage of total cost basis

- **Senior Housing - Private Pay**
- **Senior Housing - Skilled Nursing**
- **Medical - MOB**
- **Medical - Specialty**

This Fact Sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the intent, belief or current expectations of the Company as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements involve risk and uncertainties which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include changes in general economic conditions, changes in real estate conditions, changes in interest rates, lease-up risks, lack of financing availability and lack of capital proceeds.